                                  Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of December
                                      1998

                                                                    EXHIBIT 99.2

                                                                   Series 1998-1

                     Monthly Certificateholder's Statement
                      Younkers Master Trust Series 1995-1
               Proffitt's Credit Card Master Trust Series 1998-1

   Pursuant to the Master Pooling and Servicing Agreement dated as of August
       21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as
     Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the
   Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's
     Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:


     DATE OF THE CERTIFICATE                            JANUARY 10, 1999
     MONTHLY PERIOD ENDING:                            DECEMBER 31, 1998
     DETERMINATION DATE                                 JANUARY 10, 1999
     DISTRIBUTION DATE                                  JANUARY 15, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
------------------------------------------------------------------------------------------------------------------------------------
201   Amortization Period                                                                                  No                201
202   Early Amortization Period                                                                            No                202
203   Class A Investor Amount paid in full                                                                 No                203
204   Class B Investor Amount paid in full                                                                 No                204
205   Class C Investor Amount paid in full                                                                 No                205
206   Saks Incorporated is the Servicer                                                                    Yes               206

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                             as of the end of prior                 as of the end of the
                                                                 Monthly Period                    relevant Monthly Period
                                                             ----------------------                -----------------------
207   Series 1998-1 Investor Amount                                 $ 91,500,000        207(a)           $ 91,500,000        207(b)
208      Class A Investor Amount                                    $ 67,000,000        208(a)           $ 67,000,000        208(b)
209      Class B Investor Amount                                    $  8,000,000        209(a)           $  8,000,000        209(b)
210      Class C Investor Amount                                    $ 16,500,000        210(a)           $ 16,500,000        210(b)

211   Series 1998-1 Adjusted Investor Amount                        $ 91,500,000        211(a)           $ 91,500,000        211(b)
212   Series 1998-1 Investor Amount                                 $ 91,500,000        212(a)           $ 91,500,000        212(b)
213      Principal Account Balance                                  $          -        213(a)           $          -        213(b)

214      Class A Certificate Rate                                                                                6.43%       214
215      Class B Certificate Rate                                                                                6.61%       215
216      Class C Certificate Rate                                                                                0.00%       216
217   Weighted average interest rate for Series 1998-1                                                           5.29%       217

                                                             as of the end of prior                 as of the end of the
                                                                 Period Monthly                    relevant Monthly Period
                                                             ----------------------                -----------------------
218   Series 1998-1 Investor Percentage with respect                       12.10%       218(a)                  10.56%       218(b)
      to Finance Charge Receivables
219      Class A                                                            8.86%       219(a)                   7.73%       219(b)
220      Class B                                                            1.06%       220(a)                   0.92%       220(b)
221      Class C                                                            2.18%       221(a)                   1.90%       221(b)

222   Series 1998-1 Investor Percentage with respect                       12.10%       222(a)                  10.56%       222(b)
      to Principal
223      Class A                                                            8.86%       223(a)                   7.73%       223(b)
224      Class B                                                            1.06%       224(a)                   0.92%       224(b)
225      Class C                                                            2.18%       225(a)                   1.90%       225(b)

226   Series 1998-1 Investor Percentage with respect to                    12.10%       226(a)                  10.56%       226(b)
      Default Amounts
227      Class A                                                            8.86%       227(a)                   7.73%       227(b)
228      Class B                                                            1.06%       228(a)                   0.92%       228(b)
229      Class C                                                            2.18%       229(a)                   1.90%       229(b)

                                                                   Series 1998-1

------------------------------------------------------------------------------------------------------------------------------------
                                 Series 1998-1 Investor Distributions
------------------------------------------------------------------------------------------------------------------------------------
 230   The sum of the daily allocations of collections of Principal Receivables
       for the relevant Monthly Period                                                                        $           -    230
 231     Class A distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                           $           -    231
 232     Class B distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                           $           -    232
 233     Class C distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                           $           -    233
 234   Class A distribution attributable to interest per $1,000 of original principal amount                  $        5.36    234
 235   Class B distribution attributable to interest per $1,000 of original principal amount                  $        5.51    235
 236   Class C distribution attributable to interest per $1,000 of original principal amount                  $           -    236
 237   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
       of original principal amount                                                                           $        1.67    237

------------------------------------------------------------------------------------------------------------------------------------
                                 Collections Allocated to Series 1998-1
------------------------------------------------------------------------------------------------------------------------------------

         Allocations of Finance Charge Collections
         -----------------------------------------
   238    Investor allocation of Finance Charge Collections during the Collection Period
         pursuant to Section 4.4                                                                              $   1,730,795    238
   239    Investment earnings during Collection Period of Series Accounts to be treated as investor
         Finance Charge Collections:                                                                          $           -    239
   240     (a) Collection Account                                                                             $           -    240
   241     (b) Reserve Account                                                                                $           -    241
   242     (c) Principal Account                                                                              $           -    242
   243    Monthly Finance Charge Allocation prior to allocation of Shared Finance Charge Collections
         (line 238 + line 239)                                                                                $   1,730,795    243
   244   "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))                        $           -    244
   245   "Reserve Account Surplus" for the Distribution Date (pursuant to Section 4.9(c))                     $           -    245
   246   Final Reserve Account disbursement (pursuant to Section 4.9 (d))                                     $           -    246

   247   Total allocations of Finance Charge Collections during the Relevant Monthly Period
         (sum of line 243, line 244, line 245 and line 246)                                                   $   1,730,795    247

------------------------------------------------------------------------------------------------------------------------------------
                                Application of Finance Charge Collections
------------------------------------------------------------------------------------------------------------------------------------


   248   Shared Finance Charge Collections allocated to Series 1998-1 to cover the Total Deficiency Amount
         pursuant to Section 4.6                                                                              $           -    248
   249   Class A Monthly Interest plus the amount of any previous month's Class A Interest Shortfall plus
         any Class A Additional Interest (Section 4.6 (a))                                                    $     359,008    249
   250   Class B Monthly Interest plus the amount of any previous month's Class B Interest Shortfall plus
         any Class B Additional Interest (Section 4.6 (a))                                                    $      44,067    250
   251   Investor Monthly Servicing Fee due for the relevant Monthly Period (Section 4.6 (c))                 $     152,500    251
   252   Investor Monthly Servicing Fee due but not distributed to the Servicer for prior Monthly Periods
         (Section 4.6 (c))                                                                                    $           -    252
   253   Investor Default Amount (Section 4.6 (d))                                                            $     278,367    253
   254   Unpaid Deposit Obligation (Section 4.6 (e))                                                          $           -    254
   255   Aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (Section
         4.6 (f))                                                                                             $           -    255

                                                                   Series 1998-1

   256   An amount equal to any unreimbursed reductions of the Class B
         Investor Amount, if any, due to (i) Reallocated Principal Collections
         and (ii) Class B Investor Charge-Offs (Section 4.6 (f))                                              $         -    256
   257   An amount equal to any unreimbursed reductions of the Class C Investor
         Amount, if any, due to (i) Reallocated Principal Collections and (ii)
         Class C Investor Charge-Offs (Section 4.6 (f))                                                       $         -    257
   258   Excess, if any, of the Required Reserve Account Amount over the amount
         on deposit in the Reserve Account (Section 4.6 (g))                                                  $         -    258
   259   Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons other than the Servicer
         or its Affiliates (Section 4.6 (h))                                                                  $         -    259
   260   Excess Spread                                                                                        $   896,853    260

---------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
---------------------------------------------------------------------------------------------------------------------------------

         During the Accumulation Period
         ------------------------------
   261      Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior
         to the inclusion of amounts in line 262 below                                                        $         -    261
   262      Amounts included in calculation of Excess Spread to be included
         in Collections of Principal Receivables (Section 4.6 (d),(e),(f))                                    $         -    262
   263      Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                          $         -    263

   264   Controlled Deposit Amount                                                                            $         -    264
   265      Controlled Deposit Amount for the relevant Monthly Period
         during the Accumulation Period                                                                       $         -    265
   266      Deficit Controlled Deposit Amount for the preceding Monthly Period                                $         -    266

   267   Excess of the Monthly Total Principal Allocation over the Controlled
         Deposit Amount to be paid to the holder of the Exchangeable Transferor
         Certificate                                                                                          $         -    267

   268   Deficit Controlled Deposit Amount for the relevant Monthly Period                                    $         -    268

   269   Total amount deposited to the Principal Account                                                      $         -    269

         During the Rapid Amortization Period
         ------------------------------------
   270      Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior
         to the inclusion of amounts in line 271 below                                                        $         -    270
   271      Amounts included in calculation of Excess Spread to be included
         in Collections of Principal Receivables (Section 4.6 (d),(e),(f))                                    $         -    271
   272      Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                          $         -    272

   273   Lesser of the Monthly Total Principal Allocation and the Adjusted
         Investor Amount (Section 4.4 (c)(ii))                                                                $         -    273

   274   Shared Principal Collections allocable to the Series 1998-1 Certificate
         (to the extent the Adjusted Investor Amount exceeds the balance of the
         Principal Account after giving effect to line 273)                                                   $         -    274

   275   Total Amount deposited to the Principal Account                                                      $         -    275

   276   Principal Account balance after deposit to Principal
         Account for relevant Monthly Period                                                                  $         -    276

---------------------------------------------------------------------------------------------------------------------------------
                                               Reallocated Principal Collections
---------------------------------------------------------------------------------------------------------------------------------

   277   Reallocated Principal Collections                                                                    $         -    277
   278      Class C Reallocated Amount (to the extent needed to fund excess of
         Total Deficiency Amount over Investor Default Amount)                                                $         -    278
   279      Class B Reallocated Amount (to the extent needed to fund excess of
        Total Deficiency Amount over Investor Default Amount)                                                 $         -    279

                                                                   Series 1998-1

------------------------------------------------------------------------------------------------------------------------------------
                                         Total Deficiency Amount and Investor Charge-Offs
------------------------------------------------------------------------------------------------------------------------------------
   280   Monthly Finance Charge Allocation prior to allocation of Shared
         Finance Charge Collections                                                                              $ 1,730,795   280

   281   Total Monthly Payment                                                                                   $   833,942   281
   282      Class A Certificate Interest                                                                         $   359,008   282
   283      Class B Certificate Interest                                                                         $    44,067   283
   284      Investor Monthly Servicing Fee                                                                       $   152,500   284
   285      Investor Default Amount                                                                              $   278,367   285
   286      Unpaid Deposit Obligation                                                                            $         -   286

   287   Total Deficiency Amount prior to allocation of Shared Finance Charge Collections
         (excess of line 281 over line 280)                                                                      $         -   287

   288   Allocation of Shared Finance Charge Collections to Series 1998-1 during the Relevant Monthly Period     $         -   288
   289      Total Deficiency Amount ("Shortfall") (Section 4.6)                                                  $         -   289

   290   Investor Charge-Offs                                                                                    $         -   290
   291      Class C Investor Charge-Offs                                                                         $         -   291
   292      Class B Investor Charge-Offs                                                                         $         -   292
   293      Class A Investor Charge-Offs                                                                         $         -   293

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
------------------------------------------------------------------------------------------------------------------------------------

         Class A
         -------
   294      Aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-offs reimbursed        $         -   294
         pursuant to Section 4.6 (f)

         Class B
         -------
   295      Aggregate amount of Class B Investor Charge-Offs over Class B Investor Charge-offs reimbursed        $         -   295
         pursuant to Section 4.6 (f)
   296      Aggregate amount of Class B Reallocated Amounts over Class B Reallocated Amounts reimbursed          $         -   296
         pursuant to subsection 4.6 (f) or allocated to the Class C Investor Amount pursuant to Section 4.11

         Class C
         -------
   297      Aggregate amount of Class C Investor Charge-Offs over Class C Investor Charge-offs reimbursed        $         -   297
         pursuant to Section 4.6 (f)
   298      Aggregate amount of Class C Reallocated Amounts over Class C Reallocated Amounts reimbursed          $         -   298
         pursuant to subsection 4.6 (f)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Pool Factors
------------------------------------------------------------------------------------------------------------------------------------

   299   Class A Pool Factor                                                                                          100.00%  299
   300   Class B Pool Factor                                                                                          100.00%  300
   301   Class C Pool Factor                                                                                          100.00%  301

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

   302   Required Reserve Account Amount ( if applicable)                                                              N/A     302
   303   Reserve Account Reinvestment Rate (if applicable)                                                             N/A     303
   304   Reserve Account balance                                                                                 $         -   304

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 1999.

         Saks Incorporated, as Servicer

         By /s/ James S. Scully
           -------------------------------
         Name:  James S. Scully
         Title: Vice President and Treasurer